EXHIBIT 10.2

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH “[***].”

CHANGE MANAGEMENT FORM #8
TO STATEMENT OF WORK #3
Program: Support.com, XH Remote Support Program SOW #3 (“SOW #3) dated March 21, 2014	PCR No.:
Originator: Joy Park	Date: May 24, 2016
Department: NCO	Phone #: [***]	Title: Vice President
Locations Impacted: Work at Home Locations
Requested Implementation Date: February 10, 2016
Estimated Hours: (LOE)	x Billable ☐ Non-Billable	Billing Rate/Hour: See below
Fixed Fee Cost (if applicable) N/A
Type of Change: Incentive Program
Scope of Change:	X Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner
Reason for Change: Comcast and Support.com agree that the purpose of this change management form (“CMF”) is for an incentive program as set forth in more detail below.  Unless specifically provided in this CMF, all other terms of SOW #3 remain unchanged.

Area(s) of Change
oAccounting/Payroll	o Network
o Data Processing	o Resource Planning
o General Facilities	o Quality Assurance
o Human Resources	o Telecom
o IT/BI	o Training
o Operations	o Recruiting
× Other: Incentive Program

Effective [***] (“CMF Term”), Vendor shall invoice Comcast [***] per install of the XH camera product that supports the 24/7 recording feature and [***] per Connect of the 24/7 recording feature for a Comcast XH customer.  “Connect” for purposes of this CMF is defined as a Vendor CSR entering a work order for the 24/7 recording feature into the Comcast biller and activating the 24/7 recording feature on a Comcast XH customer’s account as requested by the Comcast XH customer.

Comcast Authorization
Comcast Representative’s Signature______________/s/ Joy Park ____________________________________________

Print Name________Joy Park__________________________Date___________06/02/2016________________________

Support.com Authorization
Support.com Representative’s Signature____________/s/ Michelle Johnson____________________________________
Print Name_______ Michelle Johnson___________________Date___________05/29/2016________________________

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***